UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No._______)

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material under §240.14a-12

NELNET, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
[X]    No fee required
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Your **Vote** Counts!

NELNET, INC.

2022 Annual Meeting
Vote by May 18, 2022 11:59 PM ET. For shares held in a Plan, vote by May 16, 2022 11:59 PM ET.

nelnet

NELNET, INC.
ATTN: PHIL MORGAN
121 S. 13TH STREET, SUITE 100
LINCOLN, NE 68508

D71398-P70859

You invested in NELNET, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 19, 2022.**

Get informed before you vote

View the Notice and Proxy Statement, Shareholder Letter, and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person or Virtually at the Meeting*

May 19, 2022
8:30 a.m. Central Time

Hudl Building
600 P Street, Suite 200
Lincoln, NE 68508
For directions call 402-458-3038
www.virtualshareholdermeeting.com/NNI2022

*Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of three Class II directors for three-year terms.	
Nominees:	
1a. William R. Cintani	For
1b. Adam K. Peterson	For
1c. Kimberly K. Rath	For
2. Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2022.	For
3. Advisory approval of the Company's executive compensation.	For
4. Amend the Company's articles of incorporation to add a federal forum selection provision for legal actions under the Securities Act of 1933.	For

Note: The proxies are authorized to vote in their discretion on such other matters that may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D71399-P70859